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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   APRIL 16, 1998

DATE OF EARLIEST EVENT REPORTED:    APRIL 16, 1998


                       GULFSTREAM AEROSPACE CORPORATION
            (Exact name of registrant as specified in its charter)



       DELAWARE                      1-8461                    13-3554834
   (State or other          (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                           Identification
   incorporation or                                              Number)
    organization)
                                 P.O. BOX 2206
                              500 GULFSTREAM ROAD
                          SAVANNAH, GEORGIA 31402-2206
                        (Address of principal executive
                                    offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (912) 965-3000


Item 5.  Other Events.
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      On April 16, 1998, the registrant issued the press release filed as
Exhibit 99.2 hereto.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

               Exhibit       Description
               -------       -----------

                 99.1 Cautionary Statement for Purposes of the Safe Harbor Provisions of the Private Securities Reform Act of 1995 (FN*)

                 99.2        Press Release issued April 16, 1998

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*    Incorporated by reference to Exhibit 99.1 to the Company's Annual
     Report on Form 10-K for the fiscal year ended December 31, 1997.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

      Dated:  April 16, 1998.


                                    GULFSTREAM AEROSPACE CORPORATION


                                    By: /s/ Chris A. Davis
                                        ----------------------------
                                        Chris A. Davis
                                        Executive Vice President and
                                        Chief Financial Officer


                                EXHIBIT INDEX

               Exhibit       Description
               -------       -----------

                 99.1 Cautionary Statement for Purposes of the Safe Harbor Provisions of the Private Securities Reform Act of 1995*

                 99.2        Press Release issued April 16, 1998

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*    Incorporated by reference to Exhibit 99.1 to the Company's Annual
     Report on Form 10-K for the fiscal year ended December 31, 1997.